First Chester County Corporation
                                 ID: 23-2288763


              Notice of Grant of Stock Options and Option Agreement




Name                                             Option Number:        XXX
Address 1                                        Plan:                 XXXX
Address 2                                        ID:                   XX-XX-XXX



Effective X/X/XXX, you have been granted a(n) Incentive Stock Option to buy XXX.XX shares of First Chester County Corporation (the Company) stock at $XX.XX per share.

The total option price of the shares granted is $XX,XX.XX.

Shares in each period will become fully vested on the date shown.

  Shares               Vest Type              Full Vest           Expiration

  XX.XX               On Vest Date             X/X/XXXX            X/X/XXXX








By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.





First Chester County Corporation                Date


Name                                            Date

                           OPTION TERMS AND CONDITIONS
                                 (WITH VESTING)

                         INCENTIVE STOCK OPTION ("ISO")

                                KEY EMPLOYEE PLAN


         In view of your substantial contributions toward the achievement of the business goals and objectives of First Chester County Corporation (the "Company") and First National Bank of Chester County (the "Bank") and the expectation of your future contributions, the Board of Directors of the Company is pleased to award you an option to purchase shares of the Common Stock of the Company pursuant to the First Chester County Corporation 1995 Stock Option Plan (the "Plan"). The option terms and conditions set forth herein together with the attached Notice of Grant of Stock Options and Option Agreement (the "Notice") will serve as a stock option agreement (the "Option Agreement") between you and the Company, and the terms and conditions set forth herein are hereby incorporated into the Notice. A copy of the Plan is attached as Exhibit "A" and should be read in conjunction with this Option Agreement. The option awarded to you is subject to the following terms and conditions:

1.                NUMBER OF SHARES:

                  You are awarded an option ("Option") to purchase such number of shares of the Common Stock of the Company (the "Option Shares") set forth in the Notice.

2.                TYPE OF OPTIONS:

                  The Option awarded to you is intended to be an Incentive Stock Option or ISO as such terms are defined in the Plan.

3.                EXERCISE PRICE:

                  The Option Shares may be purchased upon your exercise of this Option for the price per share set forth in the Notice (the "Option Price").

4.                DATE OF GRANT OF AWARD:

                  The grant date of the award of this Option is the date set forth in the Notice as the effective date of the grant (the "Grant Date").

5.                EXERCISE:

                  This Option shall vest at the rate and on the dates set forth in the Notice, provided the Optionee is in the employ of the Company on each such vesting date. Your Option may not be exercised for six months following the Grant Date. Thereafter, this Option shall be exercisable up to the amount vested through the Exercise Date (as defined herein) to the extent it has not been earlier exercised. Notwithstanding the foregoing, you may only exercise your Option prior to its expiration. Your Option expires on the tenth anniversary of the Grant Date (with respect to any number of shares subject to this option not previously exercised), but may expire earlier upon the first to occur of the following:

                  (a) Five years from the Grant Date if, on such date you own, directly or by attribution, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or the Bank);

                  (b) The date set by the Board of Directors of the Company to be an accelerated expiration date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of such Board of Directors, may materially adversely affect in the foreseeable future, the Company and/or the Bank;

                  (c) Expiration of one year from the date your employment with the Company or the Bank terminates other than due to circumstances described by Subsection (d), below, provided that this Option may cease to be an ISO, if it would otherwise qualify as an ISO under Section 422 of the Code, if not exercised within three months from the date your employment with the Company or the Bank terminates;

                  (d) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and you, that you have been discharged from employment with the Company or the Bank for Cause (as defined in the Plan). In the event of a finding that you have been discharged for Cause, in addition to immediate termination of the Option, you shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price; or

                  (e) The Committee can accelerate the expiration date in the event of a "Change in Control" (as defined in the Plan), provided the Committee gives you written notice at least thirty (30) days before the date so fixed.

6. NOTICE OF EXERCISE AND PAYMENT:

                  To exercise your Option, you must provide written notice of the exercise marked for the attention of the Secretary of the Company specifying the number of Option Shares to be purchased and satisfying the securities law requirements set forth below. You shall also include payment of the Option Price with such written notice in cash or bank check, payable to the order of the Company. Upon receipt of such notice and payment in complete and otherwise acceptable form, the Company will issue you a certificate for the number of Option Shares with respect to which you have exercised the Option.

7.                SECURITIES LAW REQUIREMENTS:

                  This Option may not be exercised if the issuance of the Option Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representations and warranties to the Company as the Company deems necessary or appropriate under any applicable law or regulation.

8.                EXERCISE DATE:

                  The date on which the Company receives the documents specified above in complete and otherwise acceptable form and the payments specified above will be treated as the Exercise Date with respect to your exercise of the stock option.

9.                WITHHOLDING OF TAXES:

                    Upon exercise of your Option, the Company shall have the right to (a) require you to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests.

10.               NON-ASSIGNABILITY OF OPTION:

                  Except as provided by the Plan, the Option awarded to you is exercisable only by you. The Option may not be transferred, assigned, pledged as security or hypothecated in any way and is not subject to execution, attachment or similar process. Upon any attempt by you to transfer, assign, pledge, hypothecated or otherwise dispose of this Option or of any portion thereof or upon the levy of any execution, attachment or similar process on this Option or on any portion thereof, the Option awarded to you will immediately expire with respect to the number of shares not exercised prior to such event.

11.               NOTICE OF DISPOSITION

                  You agree to provide written notice to the Company if you sell, transfer or otherwise dispose of any Option Shares on or prior to the later of (a) the date which is two (2) years after the Date of Grant or (b) the date which is one (1) year after the date the Company transferred the Option Shares to you.

12.               RIGHTS IN SHARES SUBJECT TO OPTION:

                  You will not be treated as a holder of any of the shares subject to this Option or of any rights of a holder of such shares unless and until the shares are issued to you as evidenced by stock certificates.

13.               AFFECT ON EMPLOYMENT RELATIONSHIP:

                  This Option Agreement is not an employment agreement or service contract. Therefore, none of the rights awarded to you by this letter affect, in any way, your employment or service relationship with the Company or the Bank.

14.               OPTION AWARDED SUBJECT TO PLAN PROVISIONS:

                  The Plan provisions take precedence over the provisions of this Option Agreement. Therefore, in the case of any inconsistency between any provision of this Option Agreement and any provision of the Plan in effect on the Grant Date, the provision of the Plan will control.

15.               COUNTERPARTS:

                  If you accept the Option award described herein, you should date and sign the attached copy of the Notice in the spaces indicated and return it to the Company marked for the attention of the Treasurer. The Notice may be executed in one or more counterparts each of which shall be deemed an original and all of which shall be deemed one and the same agreement.